VAN KAMPEN UNIT TRUSTS, SERIES 562

             Enhanced Sector Strategy, Health Care Portfolio 2006-1

                SUPPLEMENT TO THE PROSPECTUS DATED MARCH 7, 2006

         Notwithstanding anything to the contrary in the prospectus, Beverly Enterprises, Inc. was acquired in a cash transaction and the stock of such company is no longer included in the portfolio of Enhanced Sector Strategy, Health Care Portfolio 2006-1.

Supplement Dated:  March 15, 2006